UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2023
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RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard,	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 7.01. Regulation FD Disclosure
The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Investor Day
On June 18, 2023, Raytheon Technologies Corporation ("RTX" or "the Company") issued a press release regarding its investor day, held on June 19, 2023, to discuss the Company’s long-term growth strategy, business realignment, financial outlook, and capital deployment priorities. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
Segment Realignment
Since April 3, 2020, in conjunction with the completion of the Raytheon merger, the Company has classified and reported its operations through four principal segments: Collins Aerospace (“Collins”), Pratt & Whitney, Raytheon Intelligence & Space (“RIS”) and Raytheon Missiles & Defense (“RMD”). On January 24, 2023, the Company announced its intention to streamline the structure of its core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney and Raytheon. The Company will begin to manage its operations under this new segment structure effective July 1, 2023. The changes will require the Company to revise its segment reporting. RTX provided additional details regarding the realignment during its investor day.
Supplemental Information
The Company is providing Exhibit 99.2 to this Current Report on Form 8-K as supplemental information. The unaudited historical segment information reflects the new segment reporting. RTX did not operate under this segment structure for segment reporting purposes or using this measure of segment operating performance in current or prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter and nine months ending September 30, 2023. Until the Company’s interim financial statements as of and for the quarter and nine months ending September 30, 2023 are issued, amounts on this new basis are not in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") and, as a result, are considered non-GAAP measures. RTX is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider the Company’s future results on the updated basis. The information in this Current Report on Form 8-K, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for fiscal year 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.
Use and Definitions of Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP.
We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Reconciliations of GAAP financial measures to Non-GAAP financial measures are contained in Exhibit 99.2 and on our website at rtx.com under "Investors".
Adjusted net sales, organic sales, adjusted organic sales, adjusted operating profit (loss) and margin, adjusted segment operating profit (loss) and margin, adjusted net income, adjusted earnings per share (“EPS”), and free cash flow are non-GAAP financial measures. Adjusted net sales represents consolidated net sales (a GAAP measure), excluding significant nonoperational items and/or significant operational items that may occur at irregular intervals (hereinafter referred to as “net significant and/or non-recurring items”). Organic sales represents the change in consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding twelve months and net significant and/or non-recurring items. Adjusted organic sales is calculated as the change in net sales when comparing net sales to 2020 adjusted pro forma sales, excluding the impact of foreign currency translation, the impact of acquisitions and divestitures and net significant and/or non-recurring items. Adjusted operating profit (loss) represents operating profit (loss) (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. Adjusted operating profit margin represents adjusted operating profit (loss) as a percentage of adjusted net sales. Adjusted segment operating profit (loss) represents the combined operating profit (loss) of our business segments, excluding restructuring costs, and net significant and/or non-recurring items. Adjusted segment operating profit margin represents adjusted segment operating profit (loss) as a percentage of adjusted segment sales (the combined adjusted sales of our business segments). Acquisition accounting adjustments include the amortization of acquired intangible assets related to acquisitions, the amortization of the property, plant and equipment fair value adjustment acquired through acquisitions, the amortization of customer contractual obligations related to loss making or below market contracts acquired, and goodwill impairment.
Adjusted net income represents net income from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. Adjusted EPS represents diluted earnings per share from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. For the business segments, when applicable, adjustments of net sales similarly reflect continuing operations excluding net significant and/or non-recurring items, organic sales similarly excludes the impact of foreign currency, acquisitions and divestitures, and net significant and/or non-recurring items, and adjustments of operating profit (loss) and operating profit margins (also referred to as return on sales (“ROS”)) similarly reflect continuing operations, excluding restructuring, acquisition accounting adjustments and net significant and/or non-recurring items.
Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing RTX’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of RTX’s common stock and distribution of earnings to shareowners.
The announced segment realignment will be implemented beginning July 1, 2023. RTX did not operate under this segment structure for segment reporting purposes or use this measure of segment operating performance in current or prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter and nine months ending September 30, 2023. Until RTX’s interim financial statements as of and for the quarter and nine months ending September 30, 2023 are issued, amounts on the updated basis are not in accordance with GAAP and, as a result, are considered non-GAAP measures.
A reconciliation of certain non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in Exhibit 99.2 and provides additional information as to the items and amounts that have been excluded from the adjusted measures.
When we provide our expectation for adjusted net sales, organic sales, adjusted operating profit (loss) and margin, adjusted segment operating profit margin, adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures, as described above, generally is not available without unreasonable effort due to potentially high variability, complexity, and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99.1	Press release, dated June 18, 2023, issued by Raytheon Technologies Corporation.

99.2	Unaudited historical financial information.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: June 20, 2023	By:	/s/ NEIL G. MITCHILL JR.
Neil G. Mitchill Jr.
Executive Vice President and Chief Financial Officer